UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2007

Beverly National Corporation

(Exact name of registrant as specified in charter)

Massachusetts	33-22224-B	04-2832201
.(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Cabot Street, Beverly, Massachusetts		01915
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (978) 922-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

☐ Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report

Beverly National Corporation

Section 5. Corporate Governance and Management .

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On December 18, 2007, the Board increased the number of directorships from ten (10) to eleven (11) and appointed Carol A. Vallone to the Board of Directors of Beverly National Corporation with a term expiring at the 2010 Annual Meeting of Shareholders. Ms. Vallone was also appointed to the Board of Directors of Beverly National Bank. At this time, Ms. Vallone has not been appointed to any committees of the Board of Directors of the Company or the Bank.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits

99.1	Press Release dated December 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: December 19, 2007	BEVERLY NATIONAL CORPORATION

	By:	/s/ Donat A. Fournier
Donat A. Fournier President and Chief Executive Officer